Exhibit 10.(b)



                                  CONSENT


We serve as counsel to Managed Accounts Services Portfolio Trust (the

"Trust") and hereby consent to the reference to us as such in the Statement of Additional Information of the Trust under the caption "Other Information

- Counsel," forming part of Post-Effective Amendment No. 1 to the Trust's

Registration Statement on Form N-1A under the Securities Act of 1933, as amended.



                                  /s/ Willkie Farr & Gallagher
                                  By:-----------------------------